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                                                                   EXHIBIT 10.81

                           GUARANTOR PLEDGE AGREEMENT


               PLEDGE AND SECURITY AGREEMENT dated as of May 2, 2000, made by DECORA INDUSTRIES, INC., a Delaware corporation (the "Pledgor"), in favor of Ableco Finance LLC, as collateral agent for the Lenders parties to the Financing Agreement referred to below (in such capacity, the "Collateral Agent").

                              W I T N E S S E T H:

               WHEREAS, the Pledgor, Decora, Incorporated (the "Borrower"), the financial institutions from time to time party thereto (the "Lenders"), The CIT Group/Business Credit, Inc., as administrative agent for the Lenders (the "Administrative Agent") and the Collateral Agent have entered into a Financing Agreement, dated as of the date hereof (such Agreement, as amended, restated or otherwise modified from time to time, being hereinafter referred to as the "Financing Agreement");

               WHEREAS, it is a condition precedent to the Lenders making and maintaining Loans and assisting the Borrower in obtaining the Support Letter of Credit under the Financing Agreement that the Pledgor shall have executed and delivered to the Collateral Agent a pledge and security agreement providing for the pledge to the Collateral Agent of, and the grant to the Collateral Agent for the benefit of the Lenders of a security interest in, certain indebtedness from time to time owing to the Pledgor and certain of the outstanding shares of capital stock from time to time owned by the Pledgor of each Subsidiary now or hereafter existing and in which Pledgor has any interest at any time;

               WHEREAS, the Pledgor has determined that the execution, delivery and performance of this Agreement directly benefits, and is in the best interest of the Pledgor;

               NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Agents and the Lenders to enter into the Financing Agreement with the Borrower, the Pledgor hereby agrees with the Collateral Agent as follows:

               SECTION 1. Definitions. All terms used in this Agreement which are defined in the Financing Agreement or in Article 8 or Article 9 of the Uniform Commercial Code (the "Code") currently in effect in the State of New York and which are not otherwise defined herein shall have the same meanings herein as set forth therein. In addition, as used in this Agreement, the following terms shall have the following meanings:


               "Guaranteed Other Obligations" means any Guaranteed Obligations (as defined in Section 3 hereof) other than Guaranteed Term Loan Obligations.



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               "Guaranteed Term Loan Obligations" means any Guaranteed
Obligations with respect to the Term Loans (including, without limitation, the principal thereof, the interest thereon, and fees and expenses specifically related thereto).

               "Guaranteed Term Loan A Obligations" means any Guaranteed Obligations with respect to the Term Loans A (including, without limitation, the principal thereof, interest thereon, and fees and expenses specifically related thereto).

               "Guaranteed Term Loan B Obligations" means any Guaranteed Obligations with respect to the Term Loans B (including, without limitation, the principal thereof, interest thereon, and fees and expenses specifically related thereto).

               SECTION 2. Pledge and Grant of Security Interest. (a) As collateral security for all of the Guaranteed Other Obligations, the Pledgor hereby pledges and assigns to the Collateral Agent, and grants to the Collateral Agent for the benefit of the Lenders a continuing security interest in, the following (the "Pledged Collateral"):

               (i) the indebtedness described in Schedule I hereto and all indebtedness from time to time required to be pledged to the Collateral Agent pursuant to the terms of the Financing Agreement (the "Pledged Debt"), the promissory notes and other instruments evidencing the Pledged Debt and all interest, cash, instruments, investment property and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt;

               (ii) the shares of stock described in Schedule II hereto (the "Pledged Shares") issued by the corporations described in such Schedule II (the "Existing Subsidiaries"), the certificates representing the Pledged Shares, all options and other rights, contractual or otherwise, in respect thereof and all dividends, cash, instruments, investment property and other property (including but not limited to, any stock dividend and any distribution in connection with a stock split) from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

               (iii) the shares of stock at any time and from time to time acquired by the Pledgor, of any and all Subsidiaries which are Unrestricted Subsidiaries (as defined in the Indenture), whether now or hereafter existing, all or a portion of the stock of which is acquired by the Pledgor at any time (such Subsidiaries, together with the Existing Subsidiaries, being hereinafter referred to collectively as the "Pledged Subsidiaries" and individually as a "Pledged Subsidiary"), the certificates representing such shares, all options and other rights, contractual or otherwise, in respect thereof and all dividends, cash, instruments, investment property and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

               (iv) all additional shares of stock, from time to time acquired by the Pledgor, of any Pledged Subsidiary, the certificates representing such additional shares, all options and other rights, contractual or otherwise, in respect thereof and all dividends, cash, instruments, investment

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property and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares; and

               (v) all proceeds of any and all of the foregoing;

               in each case, whether now owned or hereafter acquired by the Pledgor and howsoever its interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

               (b) As collateral security for all of the Guaranteed Term Loan A Obligations and Guaranteed Term Loan B Obligations, the Pledgor hereby pledges and assigns to the Collateral Agent, and grants to the Collateral Agent for the benefit of the Lenders a continuing security interest in, all of the Collateral.

               (c) The Collateral Agent's security interest in the Collateral securing the Guaranteed Other Obligations shall have priority over the Collateral Agent's security interest in the Collateral securing the Guaranteed Term Loan A Obligations and Guaranteed Term Loan B Obligations.

               SECTION 3. Security for Guaranteed Obligations. The security interest created hereby in the Pledged Collateral constitutes continuing collateral security for all of the following obligations whether now existing or hereafter incurred (the "Guaranteed Obligations"):

               (a) the prompt payment by the Pledgor, as and when due and payable (by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all amounts from time to time owing by it in respect of its guaranty made pursuant to Article XI of the Financing Agreement, dated the date hereof, in favor of the Agents and the Lenders, whether for principal, interest (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to bankruptcy, insolvency or reorganization of the Pledgor, whether or not a claim for post-filing interest is allowed in such proceeding), Letter of Credit Obligations, fees, indemnification payments, expense reimbursements or otherwise; and

               (b) the due performance and observance by the Pledgor of all of its other obligations from time to time existing in respect of its guaranty made pursuant to Article XI of the Financing Agreement and all other Loan Documents to which it is a party.


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               SECTION 4. Delivery of the Pledged Collateral.

               (a) All promissory notes currently evidencing the Pledged Debt and all certificates currently representing the Pledged Shares shall be delivered to the Collateral Agent on or prior to the execution and delivery of this Agreement. All other promissory notes, certificates and instruments constituting Pledged Collateral from time to time or required to be pledged to the Collateral Agent pursuant to the terms of the Financing Agreement (the "Additional Collateral") shall be delivered to the Collateral Agent within ten
(10) days of receipt thereof by or on behalf of Pledgor. All such promissory notes, certificates and instruments shall be held by or on behalf of the Collateral Agent pursuant hereto and shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Collateral Agent. Within ten (10) days of the receipt by Pledgor of the Additional Collateral, a Pledge Amendment, duly executed by the Pledgor, in substantially the form of Schedule III hereto (a "Pledge Amendment") shall be delivered to the Collateral Agent, in respect of the Additional Collateral which are to be pledged pursuant to this Agreement and the Financing Agreement, which Pledge Amendment shall from and after delivery thereof constitute part of Schedules I and II hereto. The Pledgor hereby authorizes the Collateral Agent to attach each Pledge Amendment to this Agreement and agrees that all promissory notes, certificates or instruments listed on any Pledge Amendment delivered to the Collateral Agent shall for all purposes hereunder constitute Pledged Collateral and the Pledgor shall be deemed upon delivery thereof to have made the representations and warranties set forth in Section 5 with respect to such Additional Collateral.

               (b) If the Pledgor shall receive, by virtue of its being or having been an owner of any Pledged Collateral, any (i) stock certificate (including, without limitation, any certificate representing a stock dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off), promissory note or other instrument, (ii) option or right, whether as an addition to, substitution for, or in exchange for, any Pledged Collateral, or otherwise, (iii) dividends payable in cash (except such dividends permitted to be retained by the Pledgor pursuant to Section 7 hereof) or in securities or other property or (iv) dividends or other distributions in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, the Pledgor shall receive such stock certificate, promissory note, instrument, option, right, payment or distribution in trust for the benefit of the Collateral Agent, shall segregate it from the Pledgor's other property and shall deliver it forthwith to the Collateral Agent in the exact form received, with any necessary indorsement and/or appropriate stock powers duly executed in blank, to be held by the Collateral Agent as Pledged Collateral and as further collateral security for the Guaranteed Obligations.


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               SECTION 5. Representations and Warranties. The Pledgor represents and warrants as follows:

               (a) The Existing Subsidiaries set forth in Schedule II hereto are the Pledgor's only Subsidiaries existing on the date hereof. The Pledged Shares have been duly authorized and validly issued, are fully paid and nonassessable and, except as noted in Schedule II hereto, constitute 100% of the issued shares of capital stock of the Pledged Subsidiaries as of the date hereof. All other shares of stock constituting Pledged Collateral will be, when issued, duly authorized and validly issued, fully paid and nonassessable.

               (b) The promissory notes currently evidencing the Pledged Debt have been, and all other promissory notes from time to time evidencing Pledged Debt, when executed and delivered, will have been, duly authorized, executed and delivered by the respective makers thereof, and all such promissory notes are or will be, as the case may be, legal, valid and binding obligations of such makers, enforceable against such makers in accordance with their respective terms.

               (c) The Pledgor is and will be at all times the legal and beneficial owner of the Pledged Collateral free and clear of any Lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement.

               (d) The exercise by the Agents of any of their rights and remedies hereunder will not contravene law or any material contractual restriction binding on or affecting the Pledgor or any of its properties and will not result in or require the creation of any Lien, security interest or other charge or encumbrance upon or with respect to any of its properties other than pursuant to this Agreement and the other Loan Documents.

               (e) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required to be obtained or made by the Pledgor for (i) the due execution, delivery and performance by the Pledgor of this Agreement, (ii) the grant by the Pledgor, or the perfection, of the security interest purported to be created hereby in the Pledged Collateral or (iii) the exercise by the Agents or the Lenders of any of their rights and remedies hereunder, except as may be required in connection with any sale of any Pledged Collateral by laws affecting the offering and sale of securities generally.

               (f) This Agreement creates a valid security interest in favor of the Collateral Agent in the Pledged Collateral, as security for the Guaranteed Obligations. The Collateral Agent's having possession of the promissory notes evidencing the Pledged Debt, the certificates representing the Pledged Shares and all other certificates, instruments and cash constituting Pledged Collateral from time to time results in the perfection of such security interest. Such security interest is, or in the case of Pledged Collateral in which the Pledgor obtains rights after the date hereof, will be, a perfected, first priority security interest. All action necessary or desirable to perfect and protect such security interest has been duly taken, except for the Collateral Agent's having possession of certificates, instruments and cash constituting Pledged Collateral after the date hereof.


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               SECTION 6. Covenants as to the Pledged Collateral. So long as any
Guaranteed Obligations shall remain outstanding, the Pledgor will, unless the Collateral Agent shall otherwise consent in writing:

               (a) keep adequate records concerning the Pledged Collateral and permit the Agents or any agents or representatives thereof at any time or from time to time to examine and make copies of and abstracts from such records pursuant to the terms of Section 7.01(f) of the Financing Agreement;

               (b) at its expense, promptly deliver to the Collateral Agent a copy of each notice or other communication received by it in respect of the Pledged Collateral;

               (c) at its expense, defend the Collateral Agent's right, title and security interest in and to the Pledged Collateral against the claims of any Person;

               (d) at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or that the Collateral Agent may reasonably request in order to (i) perfect and protect the security interest purported to be created hereby, (ii) enable the Collateral Agent to exercise and enforce its rights and remedies hereunder in respect of the Pledged Collateral or (iii) otherwise effect the purposes of this Agreement, including, without limitation, delivering to the Collateral Agent, after the occurrence and during the continuation of an Event of Default, irrevocable proxies in respect of the Pledged Collateral;

               (e) not sell, assign (by operation of law or otherwise), exchange or otherwise dispose of any Pledged Collateral or any interest therein except as permitted by Section 7(a)(i) hereof;

               (f) not create or suffer to exist any Lien, security interest or other charge or encumbrance upon or with respect to any Pledged Collateral except for the security interest created hereby or pursuant to any other Loan Document;

               (g) not make or consent to any amendment or other modification or waiver with respect to any Pledged Collateral or enter into any agreement or permit to exist any restriction with respect to any Pledged Collateral other than pursuant to the Loan Documents;

               (h) not permit the issuance of (i) any additional shares of any class of capital stock of any Pledged Subsidiary, (ii) any securities convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such shares of capital stock or (iii) any warrants, options, contracts or other commitments entitling any Person to purchase or otherwise acquire any such shares of capital stock; and

               (i) not take or fail to take any action which would in any manner impair the value or enforceability of the Collateral Agent's security interest in any Pledged Collateral.

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               SECTION 7. Voting Rights, Dividends, Etc. in Respect of the
Pledged Collateral.

               (a) So long as no Event of Default shall have occurred and be continuing:

                      (i) the Pledgor may exercise any and all voting and other consensual rights pertaining to any Pledged Collateral for any purpose not inconsistent with the terms of this Agreement, the Financing Agreement or the other Loan Documents; provided, however, that (A) the Pledgor will not exercise or refrain from exercising any such right, as the case may be, if the Collateral Agent gives it notice that, in the Collateral Agent's reasonable judgment, such action would have a material adverse effect on the value of any Pledged Collateral and (B) the Pledgor will give the Collateral Agent at least five (5) Business Days' notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right which is reasonably likely to have a Material Adverse Effect;

                      (ii) the Pledgor may receive and retain any and all dividends or interest paid in respect of the Pledged Collateral to the extent permitted by the Financing Agreement; provided, however, that any and all (A) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of or in exchange for, any Pledged Collateral, (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, and (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Collateral, together with any dividend or interest payment which at the time of such payment was not permitted by the Financing Agreement, shall be, and shall forthwith be delivered to the Collateral Agent to hold as, Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Collateral Agent, shall be segregated from the other property or funds of the Pledgor, and shall be forthwith delivered to the Collateral Agent in the exact form received with any necessary indorsement and/or appropriate stock powers duly executed in blank, to be held by the Collateral Agent as Pledged Collateral and as further collateral security for the Guaranteed Obligations; and

                      (iii) the Collateral Agent will execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) of this Section 7(a) and to receive the dividends which it is authorized to receive and retain pursuant to paragraph
(ii) of this Section 7(a).

               (b) Upon the occurrence and during the continuance of an Event of Default:

                      (i) all rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to paragraph (i) of subsection (a) of this Section 7, and to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to paragraph (ii) of subsection (a) of this Section 7, shall cease, and all such rights shall thereupon become vested in the Collateral Agent which shall

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thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends and interest payments;

                      (ii) the Collateral Agent is authorized to notify each debtor with respect to the Pledged Debt to make payment directly to the Collateral Agent and may collect any and all monies due or to become due to the Pledgor in respect of the Pledged Debt and the Pledgor hereby authorizes each such debtor to make such payment directly to the Collateral Agent without any duty of inquiry;

                      (iii) without limiting the generality of the foregoing, the Collateral Agent may at its option exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Collateral as if it were the absolute owner thereof, including, without limitation, the right to exchange, in its discretion, any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other adjustment of any Pledged Subsidiary, or upon the exercise by any Pledged Subsidiary of any right, privilege or option pertaining to any Pledged Collateral, and, in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine; and

                      (iv) all dividends and interest payments which are received by the Pledgor contrary to the provisions of paragraph (i) of this
Section 7(b) shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of the Pledgor, and shall be forthwith paid over to the Collateral Agent as Pledged Collateral in the exact form received with any necessary indorsement and/or appropriate stock powers duly executed in blank, to be held by the Collateral Agent as Pledged Collateral and as further collateral security for the Guaranteed Obligations.

               SECTION 8. Additional Provisions Concerning the Pledged
Collateral.

               (a) The Pledgor hereby authorizes the Collateral Agent to file, without the signature of the Pledgor where permitted by law, one or more financing or continuation statements, and amendments thereto, relating to the Pledged Collateral.

               (b) The Pledgor hereby irrevocably appoints the Collateral Agent the Pledgor's attorney-in-fact and proxy, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Collateral Agent's discretion exercised reasonably, to take any action and to execute any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of the Pledgor under Section 7(a) hereof), including, without limitation, to receive, indorse and collect all instruments made payable to the Pledgor representing any dividend, interest payment or other distribution in respect of any Pledged Collateral and to give full discharge for the same.

               (c) If the Pledgor fails to perform any agreement or obligation contained herein, the Collateral Agent itself may perform, or cause performance of, such agreement or

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obligation, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by the Pledgor pursuant to Section 10 hereof.

               (d) Other than the exercise of reasonable care to assure the safe custody of the Pledged Collateral while held hereunder, the Collateral Agent shall have no duty or liability to preserve rights pertaining thereto and shall be relieved of all responsibility for the Pledged Collateral upon surrendering it or tendering surrender of it to the Pledgor. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property, it being understood that the Collateral Agent shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Collateral Agent has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

               (e) The Collateral Agent may at any time after the occurrence and during the continuation of an Event of Default in its discretion (i) without notice to the Pledgor, transfer or register in the name of the Collateral Agent or any of its nominees any or all of the Pledged Collateral, subject only to the revocable rights of the Pledgor under Section 7(a) hereof, and (ii) exchange certificates or instruments constituting Pledged Collateral for certificates or instruments of smaller or larger denominations.

               SECTION 9. Remedies Upon Default. If any Event of Default shall have occurred and be continuing:

               (a) The Collateral Agent may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party on default under the Code then in effect in the State of New York; and without limiting the generality of the foregoing and without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or elsewhere, at such price or prices and on such other terms as the Collateral Agent may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

               (b) The Pledgor recognizes that it may be impracticable to effect a public sale of all or any part of the Pledged Shares or any other securities constituting Pledged Collateral and that the Collateral Agent may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the

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distribution or resale thereof. The Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act of 1933, as amended (the "Securities Act"). The Pledgor further acknowledges and agrees that any offer to sell such securities which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such an offer may be so advertised without prior registration under the Securities Act) or (ii) made privately in the manner described above to not less than fifteen bona fide offerees shall be deemed to involve a "public sale" for the purposes of Section 9-504(3) of the Code (or any successor or similar, applicable statutory provision) as then in effect in the State of New York, notwithstanding that such sale may not constitute a "public offering" under the Securities Act, and that the Agents may, in such event, bid for the purchase of such securities.

               (c) Any cash held by the Collateral Agent as Pledged Collateral and all cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Pledged Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Collateral Agent pursuant to Section 10 hereof) in whole or in part by the Collateral Agent against, all or any part of the Guaranteed Obligations in such order as the Collateral Agent shall elect consistent with the provisions of the Financing Agreement. Any surplus of such cash or cash proceeds held by the Collateral Agent and remaining after payment in full of all of the Guaranteed Obligations shall be paid over to the Pledgor or to such person as may be lawfully entitled to receive such surplus.

               (d) In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which any Agent or any Lender is legally entitled, the Pledgor shall be liable for the deficiency, together with interest thereon at the highest rate specified in the Financing Agreement for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees of any attorneys employed by any Agent and any Lender to collect such deficiency.

               SECTION 10. Indemnity and Expenses.

               (a) The Pledgor agrees to indemnify the Agents from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting solely and directly from either Agent's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

               (b) The Pledgor will upon demand pay to the Agents the amount of any and all reasonable costs and expenses, including the fees and disbursements of each Agent's counsel and of any experts and agents, which the Agents may incur in connection with (i) the administration of

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this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Pledged Collateral,
(iii) the exercise or enforcement of any of the rights of any Agent or any of the Lenders hereunder, or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof.

               SECTION 11. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied or delivered, if to the Pledgor, to it at its address specified in the Financing Agreement, and if to any Agent, to it at its address specified in the Financing Agreement, or as to either such Person at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this Section 11. All such notices and other communications shall be effective (i) if sent by certified mail, return receipt requested, when received or three (3) Business Days after mailing, whichever first occurs, (ii) if telecopied, when transmitted and confirmation is received, provided same is on a Business Day and, if not, on the next Business Day, or (iii) if delivered, upon delivery, provided same is on a Business Day and, if not, on the next Business Day.

               SECTION 12. Consent to Jurisdiction, Etc.

               (a) Any legal action or proceeding with respect to this Agreement or any document related thereto may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, the Pledgor hereby accepts unconditionally the jurisdiction of the aforesaid courts. The Pledgor hereby irrevocably waives any objection, including without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which the Pledgor may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

               (b) The Pledgor irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Pledgor at its address referred to in Section 11 hereof.

               (c) Nothing contained in this Section 12 shall affect the right of the Agents to serve legal process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Pledgor in any other jurisdiction.

               SECTION 13. Waiver of Jury Trial. EACH OF THE PLEDGOR AND THE COLLATERAL AGENT (BY ACCEPTING THIS AGREEMENT) WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ARISING FROM ANY OTHER LOAN DOCUMENT AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

               SECTION 14. Miscellaneous.

               (a) No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Pledgor and the Collateral Agent, and no waiver of any provision of this Agreement, and no consent to any departure by the Pledgor therefrom, shall be effective unless it is in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

               (b) No failure on the part of the Collateral Agent to exercise, and no delay in exercising, any right hereunder or under any other document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Collateral Agent provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Collateral Agent under any document against any party thereto are not conditional or contingent on any attempt by the Collateral Agent to exercise any of its rights under any other document against such party or against any other person.

               (c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

               (d) This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until the payment in full or release of the Guaranteed Obligations after the Total Commitment has been terminated and all Letters of Credit have been canceled or cash collateralized and (ii) be binding on the Pledgor and by its acceptance hereof, the Collateral Agent, and their respective successors and assigns and shall inure, together with all rights and remedies of the Agents and the Lenders hereunder, to the benefit of the Pledgor, the Agents and the Lenders and their respective successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, the Collateral Agent may assign or otherwise transfer its rights and obligations under this Agreement to any other Person pursuant to the terms of the Financing Agreement, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Collateral Agent herein or otherwise. Upon any such assignment or transfer, all references in this Agreement to the Collateral Agent shall mean the assignee of the Collateral Agent. None of the rights or obligations of the Pledgor hereunder may be assigned or otherwise transferred without the prior written consent of the Collateral Agent.

               (e) Upon the satisfaction in full of the Guaranteed Obligations after the Total Commitment has been terminated and the Support Letter of Credit has been canceled or cash collateralized, (i) this Agreement and the security interest created hereby shall terminate and all rights to the Pledged Collateral shall revert to the Pledgor, and (ii) the Collateral Agent will, upon the Pledgor's request and at the Pledgor's expense, (A) return to the Pledgor such of the Pledged Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and (B) execute and deliver to the Pledgor, without recourse, representation or warranty, such documents as the Pledgor shall reasonably request to evidence such termination.

               (f) This Agreement shall be governed by and construed in accordance with the law of the State of New York, except as required by mandatory provisions of law and except to the extent that the validity and perfection or the perfection and the effect of perfection or non-perfection of the security interest created hereby, or remedies hereunder, in respect of any particular Pledged Collateral are governed by the law of a jurisdiction other than the State of New York.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

               IN WITNESS WHEREOF, the Pledgor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

                                            DECORA INDUSTRIES, INC.



                                            By:
                                               ---------------------------------
                                                  Name:
                                                  Title:


ACCEPTED AND AGREED:

ABLECO FINANCE LLC,
as Collateral Agent



By:
   -----------------------------
    Name:
    Title:

                   SCHEDULE I TO PLEDGE AND SECURITY AGREEMENT

                                  Pledged Debt

                                                                          Original
         Name of Maker                     Description                Principal Amount
         -------------                     -----------                ----------------
     Decora, Incorporated          Promissory note, dated April         $90,000,000
                                            29, 1998.

                  SCHEDULE II TO PLEDGE AND SECURITY AGREEMENT

                                 Pledged Shares

                                                                               Certificate
     Name of Issuer          Number of Shares             Class                   No.(s)
     --------------          ----------------             -----                   ------

None.


                                  SCHEDULE III

                                       TO

                          PLEDGE AND SECURITY AGREEMENT

                                PLEDGE AMENDMENT

               This Pledge Amendment, dated ___________________________, is delivered pursuant to Section 4 of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge Agreement, dated as of May 2, 2000 made by Decora Industries, Inc. in favor of Ableco Finance LLC, as Collateral Agent for the Lenders party to the Financing Agent referred to in the Pledge Agreement, as it may heretofore have been or hereafter may be amended or otherwise modified or supplemented from time to time and that the promissory notes or shares listed on this Pledge Amendment shall be and become part of the Pledged Collateral referred to in said Pledge Agreement and shall secure all of the Guaranteed Obligations referred to in said Pledge Agreement.

                                  Pledged Debt
                                  ------------

                                                                          Original
         Name of Maker                     Description                Principal Amount
         -------------                     -----------                ----------------





                                 Pledged Shares
                                 --------------

     Name of Issuer           Number of Shares              Class           Certificate No(s)
     --------------           ----------------              -----           -----------------




                                DECORA INDUSTRIES, INC.


                                By:
                                   -----------------------------------
                                        Name:
                                        Title: